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                                                                  EXHIBIT 10.17


                                                                 EXECUTION COPY


THIRD AMENDMENT, dated as of May 29, 1998 (this "Third Amendment"), to the CREDIT AGREEMENT, dated as of September 23, 1997, as amended by the First Amendment and Waiver thereto, dated as of November 25, 1997, and the Second Amendment and Consent thereto, dated as of February 25, 1998 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"), among BELCO OIL & GAS CORP., a Nevada corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent"), and (ii) the PLEDGE AGREEMENT, dated as of September 23, 1997, made by the Borrower and the other Pledgors (as defined in the Credit Agreement) in favor of the Administrative Agent for the ratable benefit of the Lenders.

                             W I T N E S S E T H :

                  WHEREAS, the Borrower has formed an Unrestricted Subsidiary through which it intends to acquire up to C $30,000,000 of 5% Convertible Preferred Stock of Big Bear Exploration Ltd. ("Big Bear") and up to C$172,512,000 of special acquisition warrants for common shares of Big Bear as more fully described herein;

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders enter into this Third Amendment in connection with the Big Bear Acquisition;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

                  2. Amendments to the Credit Agreement and Pledge Agreement.

                  (a) Subsection 1.1. (i) Subsection 1.1 of the Credit Agreement is hereby amended to add the following definitions in their appropriate alphabetical order:

                  "`Belco Canada': 779141 Alberta LTD., a Province of Alberta corporation which is an Unrestricted Subsidiary of the Borrower.

                  `Big Bear':  Big Bear Exploration Ltd. an Alberta corporation.

                  `Big Bear Acquisition': the acquisition by Belco Canada of up to C $30,000,000 of 5% Convertible Preferred Stock of Big Bear and up to C $172,512,000 of special acquisition warrants for common stock of Big Bear in accordance with the terms set forth in Schedule 8.8(i) to the Third Amendment.

                  `C $':  dollars in lawful currency of Canada.

                  `Third Amendment': the Third Amendment, dated as of May 29, 1998, to this Agreement and the Pledge Agreement.


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                                                                              2


                  (b) Subsection 3.1. Subsection 3.1(a) of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" appearing in clause (i) thereof and inserting, in lieu thereof, "$65,000,000".

                  (c) Subsection 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (g), by adding the word "and" to the end of clause (h), and by adding the following clause
(i):

                  "(i) in addition to Investments permitted by subsection 8.8
         (g) above (and without Investments under this subsection 8.8 (i) being included in any calculations under subsection 8.8 (g) above), Investments by the Borrower in Belco Canada, to permit Belco Canada to complete the Big Bear Acquisition; provided that (i) the aggregate amount of such Investments (in any form other than shares of common stock of the Borrower or the proceeds thereof) shall not exceed (A) C $ 30,000,000 for the purchase of Big Bear's 5% Convertible Preferred Stock and (B) C $ 86,256,000 in cash, Letters of Credit or cash equivalents for the purchase of common shares (including special acquisition warrants for common shares) of Big Bear, (ii) Belco Canada and Big Bear and its Subsidiaries are Unrestricted Subsidiaries, and
         (iii) Belco Canada shall acquire such Convertible Preferred Stock and special acquisition warrants substantially in accordance with the terms attached as Schedule 8.8(i) to the Third Amendment without material amendment, waiver or modification without the prior written consent of the Administrative Agent."

                  (d) Subsection 4 of the Pledge Agreement. Subsection 4 (f) of the Pledge Agreement is hereby amended by deleting the period at the end of clause (f) and by substituting the following in its place:

                  "; provided that the shares of Pledged Stock of Belco Canada constitute at least 65% of all of the issued and outstanding shares of all of the Capital Stock of Belco Canada."

                  (e) Subsection 5 of the Pledge Agreement. Subsection 5 (a) of the Pledge Agreement is hereby amended by deleting the period at the end of the first sentence in clause (a) and by substituting the following in its place:

                  "; provided that should any Pledgor receive additional shares of Pledged Stock of Belco Canada, such Pledgor shall deliver to the Administrative Agent not less than 65% of such additional shares of Belco Canada as required above."

                  (f) Schedule 1 to the Pledge Agreement. Schedule 1 to the Pledge Agreement is hereby amended and restated as set forth in Schedule 1-P to this Third Amendment.

                  (g) Supplement to Pledge Agreement. The Borrower hereby ratifies and confirms its respective obligations under the Pledge Agreement as amended by this Third Amendment. The Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in the Collateral (as such term is defined in the Pledge Agreement, as supplemented by this Third Amendment).



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                                                                              3



                  3. Effective Date. This Third Amendment shall become effective upon the Administrative Agent receiving (i) this Third Amendment, executed and delivered by a duly authorized officer of each of the Administrative Agent, the Borrower and the Required Lenders, and consented to by each Guarantor, with a counterpart for each Lender; (ii) a certificate or certificates representing the shares of 65% of the outstanding Capital Stock of Belco Canada pledged pursuant to the Pledge Agreement, as amended by this Third Amendment, together with an undated stock power for stock certificates executed in blank by a duly authorized officer of the Pledgor of such shares; and (iii) legal opinions of Canadian and New York counsel to the Borrower in form and substance satisfactory to the Administrative Agent as to the pledge of such shares (including as to actions to perfect the Lien on such shares under Canadian law).

                  4. Representations and Warranties. The Borrower represents and warrants to each Lender that: (a) this Third Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents are true and correct on and as of the date hereof (except to the extent that such representations and warranties are expressly made only as of an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date), and (c) after giving effect to the amendments and consents contained herein, no Default or Event of Default has occurred and is continuing.

                  5. Continuing Effect. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue to be and shall remain in full force and effect in accordance with their terms. Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.

                  6. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  7. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Third Amendment.

                  8. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Third Amendment, including the reasonable fees and disbursements of counsel for the Administrative Agent with respect hereto.

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                  IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                BELCO OIL & GAS CORP.


                                                By:
                                                    ----------------------------
                                                Title:



Each Guarantor listed below hereby consents to the foregoing Third Amendment.


                                                CODA ENERGY, INC.
                                                DIAMOND ELECTRIC OPERATING
                                                 COMPANY
                                                ELECTRA RESOURCES, INC.
                                                BELCO OPERATING CORP.
                                                GIN LANE COMPANY
                                                FORTUNE CORP.
                                                BELCO FINANCE CO.


                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:


                                                BELCO ENERGY, L.P.

                                                By:  Belco Operating Corp.,
                                                        its sole general partner


                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:


                                                BOG Wyoming L.L.C.

                                                By:  Belco Operating Corp.,
                                                         its managing member


                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:



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                                                THE CHASE MANHATTAN BANK,
                                                as Administrative Agent and as a
                                                Lender


                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:


                                                CHRISTIANIA BANK OG
                                                KREDITKASSE ASA



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:


                                                CREDIT LYONNAIS
                                                NEW YORK BRANCH



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:


                                                DEN NORSKE BANK ASA



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:




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                                                THE FUJI BANK, LIMITED



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:


                                                ROYAL BANK OF CANADA



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:


                                                THE SANWA BANK LIMITED



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:


                                                SOCIETE GENERALE, SOUTHWEST
                                                AGENCY



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:




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                                                                Schedule 8.8(i)
                                                             to Third Amendment







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                                                                   Schedule 1-P
                                                             To Third Amendment


                          Description of Pledged Stock